UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2022

______________________

Sino American Oil Co

(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation or Organization)	000-52304 (Commission File Number)	02-3717729 (I.R.S. Employer Identification Number)

2123 Pioneer Avenue, Cheyenne, WY, 82001

(Address of principal executive offices)

360-361-8066

(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Emerging growth company ☐

Item 7.01Regulation FD Disclosure.

On July 26, 2022, Sino American Oil Co. (the “Company”) issued a press release announcing the acquisition of 100% ownership of Tritium Inc. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 9.01Financial statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 26, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sino American Oil Company

Date: August 1, 2022	By:	/s/ Boriss Aleksandrov
Boriss Aleksandrov
President